                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest events reported): October 5, 2005

                              CELANESE CORPORATION
                              --------------------
             (Exact Name of Registrant as specified in its charter)

          DELAWARE                      001-32410                98-0420726
-----------------------------     --------------------     ---------------------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                    Number)           Identification No.)

                 1601 WEST LBJ FREEWAY, DALLAS, TEXAS 75234-6034
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 901-4500
                                                           ---------------

                                 NOT APPLICABLE
                               ------------------
         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         ITEM 8.01    OTHER EVENTS.

         On October 5, 2005, Celanese Corporation (the "Company") issued a press release announcing that the Company had declared on October 5, 2005, a cash dividend of $0.265625 on its 4.25% convertible perpetual preferred stock and a cash dividend of $0.04 on its Series A common stock. Both cash dividends are for the period August 1, 2005 to October 31, 2005 and are payable on November 1,
2005 to holders of record as of October 15, 2005. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.

Item 9.01.        Financial Statements and Exhibits.

       (c) Exhibits

        Exhibit Number     Description
        --------------     -----------
        99.1               Press Release dated October 5, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CELANESE CORPORATION

                              By:       /s/ John J. Gallagher, III
                                   ---------------------------------------
                                   Name:    John J. Gallagher, III
                                   Title:   Executive Vice President and
                                            Chief Financial Officer

Date: October 5, 2005

                                  EXHIBIT INDEX

                Exhibit Number     Description
                --------------     -----------
                     99.1          Press Release dated October 5, 2005